UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2013

OPTEX SYSTEMS HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-143215	90-0609531
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1420 Presidential Drive, Richardson, TX	75081-2439
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 644-0722

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)
o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant’s Certifying Accountant

Resignation of Current Independent Registered Public Accounting Firm

On August 28, 2013, Optex Systems Holdings, Inc., a Delaware corporation (“Company”) dismissed EFP Rotenberg, LLP (“EFPR”) as its independent registered public accounting firm. The decision to dismiss EFPR was made by the Company’s Board of Directors on August 28, 2013, due to the fact that the Company does not currently have an Audit Committee.

EFPR's reports on our financial statements for the years ended October 2, 2011 and September 30, 2012 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During our two most recent fiscal years ended October 2, 2011 and September 30, 2012 and through August 28, 2013, the date of EFPR's dismissal, we had no disagreements (as defined in Item 304 of Regulation S-K) with EFPR on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to EFPR's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection any opinion to the subject matter of the disagreement. Furthermore, during the period of EFPR’s retention, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

We have provided EFPR with a copy of the disclosures made in this current report on Form 8-K (this “Report”) prior to the time this Report was filed with the Securities and Exchange Commission. We requested that EFPR furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with our statements made in this Report. A copy of EFPR's letter dated August 28, 2013, is attached as Exhibit 16.1 hereto.

Engagement of PMB Helin Donovan, LLP

On August 28, 2013, our Board of Directors engaged PMB Helin Donovan, LLP (“PMB”), which is an independent registered public accounting firm registered with, and governed by the rules of, the Public Company Accounting Oversight Board, as our independent registered public accounting firm. During the two most recent fiscal years, and through August 28, 2013, neither the Company nor anyone on our behalf consulted PMB regarding either (i) the application of accounting principles to a specified transaction regarding the Company, either proposed or completed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting isue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01. Financial Statements and Exhibits

Exhibit 16.1 Letter, dated August 28, 2013 from EFP Rotenberg, LLP to the SEC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Optex Systems Holdings, Inc.
(Registrant)

By:	/s/ Danny Schoening
Danny Schoening
Title:	CEO

Date: August 29, 2013